UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): December 17, 2007

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

807 11th Avenue, Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 17, 2007, Ariba, Inc. (“Ariba”) completed its previously announced acquisition of Procuri, Inc. (“Procuri”) pursuant to the Agreement and Plan of Merger and Reorganization, dated as of September 20, 2007 (as amended, the “Merger Agreement”) among Procuri, Ariba, a wholly owed subsidiary of Ariba (“Merger Sub”), and Insight Venture Partners, LLC, as Stockholders’ Representative. Procuri provides on-demand supply management solutions.

On December, 17, 2007, Merger Sub merged into Procuri and, promptly thereafter, Procuri merged into Ariba with Ariba being the surviving entity of such merger. Also on December 17, 2007, Ariba paid $92.6 million, one-half in cash and one-half in its common stock, and paid off approximately $8.8 million of Procuri’s debt. Ariba issued an aggregate of 4,009,655 shares of its common stock. The number of shares issued by Ariba was based on the average closing price per share of its common stock for the 20 trading days ending on December 12, 2007.

The terms of the merger are more fully described in the Merger Agreement. A copy of the press release announcing the closing of the Merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The issuance of the shares of common stock pursuant to the Merger Agreement is exempt from registration under 3(a)(10) of the Securities Act of 1933, as amended. The Section 3(a)(10) exemption is based upon the determination by an appropriate governmental authority, after a public hearing at which all interested parties were invited to attend, that the terms and conditions of the issuance of Ariba securities in the Merger are fair. Ariba was issued a permit qualifying the issuance of Ariba securities in the Merger pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended, following a “fairness hearing” that was conducted by the California Commissioner of Corporations on December 11, 2007.

Item 2.01 of this Form 8-K contains a more detailed description of the issuance of shares pursuant to the Merger Agreement, and is incorporated into this Item 3.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. Ariba will file the required financial statements prior to March 1, 2008.

(b) Pro forma Financial Information.

The pro forma financial information required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. Ariba will file the required pro forma financial information prior to March 1, 2008.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Ariba, Inc. dated December 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: December 17, 2007	By:	/s/ James W. Frankola
James W. Frankola
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Ariba, Inc. dated December 17, 2007